UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2007

CHENIERE ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-33366	20-5913059
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.       Regulation FD Disclosure.

On November 14, 2007, Cheniere Energy Partners, L.P. presented its corporate presentation.  The corporate presentation is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 7.01.

The information included in this Item 7.01 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

d)  Exhibits

Exhibit Number	Description

99.1	Corporate presentation, dated November 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS, L.P.

By: Cheniere Energy Partners GP, LLC, its general partner

Date: November 14, 2007	By:	/s/ Don A. Turkleson
Name: Don A. Turkleson
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Corporate presentation, dated November 14, 2007.*

*Filed herewith

Cheniere Energy Partners November 2007 CHENIERE ENERGY PARTNERS ,L .P. Corpus Christi LNG, LLC Cheniere Energy, Inc. 100% Artist’s Rendition Creole Trail LNG, L.P. Cheniere Energy, Inc. 100% Freeport LNG Development, L.P. Cheniere Energy, Inc. 30%  Sabine Pass LNG, L.P. Cheniere Energy Partners, L.P. Cheniere Energy, Inc. 91%

2 This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. All statements, other than statements of historical facts, included herein are “forwardlooking statements.” Included among “forward-looking statements” are, among other things:   statements that we expect to commence or complete construction of each or any of our proposed liquefied natural gas, or LNG, receiving terminals by certain dates, or at all;   statements that we expect to receive authorization from the Federal Energy Regulatory Commission, or FERC, to construct and operate proposed LNG receiving terminals by a certain date, or at all;   statements regarding future levels of domestic natural gas production and consumption, or the future level of LNG imports into North America, or regarding projected future capacity of liquefaction or regasification, liquifaction utilization or total monthly LNG trade facilities worldwide, regardless of the source of such information   statements regarding any financing transactions or arrangements, whether on the part of Cheniere or at the project level;   statements relating to the construction of our proposed LNG receiving terminals, including statements concerning estimated costs, and the engagement of any EPC contractor;   statements regarding any Terminal Use Agreement, or TUA, or other commercial arrangements presently contracted, optioned, marketed or potential arrangements to be performed substantially in the future, including any cash distributions and revenues anticipated to be received; statements regarding the commercial terms and potential revenues from activities described in this presentation;   statements regarding the commercial terms or potential revenue from any arrangements which may arise from the marketing of uncommitted capacity from any of the terminals, including the Creole Trail and Corpus Christi terminals which do not currently have contractual commitments;   statements regarding the commercial terms or potential revenue from any arrangement relating to the proposed contracting for excess or expansion capacity for the Sabine Pass LNG Terminal or the Indexed Purchase Agreement (“IPA”) or LNG spot purchase examples described in this presentation;   statements that our proposed LNG receiving terminals, when completed, will have certain characteristics, including amounts of regasification and storage capacities, a number of storage tanks and docks and pipeline interconnections;   statements regarding Cheniere and Cheniere Marketing forecasts, and any potential revenues and capital expenditures which may be derived from any of Cheniere business groups;   statements regarding Cheniere Pipeline Company, and the capital expenditures and potential revenues related to this business group; statements regarding our proposed LNG receiving terminals’ access to existing pipelines, and their ability to obtain transportation capacity on existing pipelines; statements regarding the Louisiana Natural Gas Header, and its potential business opportunities   statements regarding possible expansions of the currently projected size of any of our proposed LNG receiving terminals;   statements regarding the payment by Cheniere Energy Partners, L.P. of cash distributions;   statements regarding our business strategy, our business plan or any other plans, forecasts, examples, models, or objectives; any or all of which are subject to change;   statements regarding estimated corporate overhead expenses; and   any other statements that relate to non-historical information. These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “estimate,” “example,” “expect,” “forecast,” “opportunities,” “plan,” “potential,” “project,” “propose,” “subject to,” and similar terms and phrases. Although we believe that the expectations reflected in these forwardlooking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc. Annual Report on Form 10-K for the year ended December 31, 2006, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors”. These forward-looking statements are made as of the date of this presentation, and we undertake no obligation to publicly update or revise any forward-looking statements. Safe Harbor Act

3 Value Drivers Cheniere Marketing Cheniere Marketing Asset Development Asset Development Partnership Interests Partnership Interests Sabine Pass LNG 4.0 Bcf/d LNG Terminal Sabine Pass LNG 4.0 Bcf/d LNG Terminal Cheniere Energy Partners, L.P. AMEX:CQP 91% Interest (GP & LP units) Cheniere Energy Partners, L.P. AMEX:CQP 91% Interest (GP & LP units) Creole Trail LNG Terminal Creole Trail LNG Terminal Creole Trail Pipeline Creole Trail Pipeline Corpus Christi LNG Terminal Corpus Christi LNG Terminal Freeport LNG Development, L.P. (Freeport LNG Terminal) 30% Equity Interest Freeport LNG Development, L.P. (Freeport LNG Terminal) 30% Equity Interest Louisiana Natural Gas Header (Proposed Pipeline) Louisiana Natural Gas Header (Proposed Pipeline)

4 CQP Investment Highlights   Stable, 20-year cash flows under take-or-pay contracts   Strong natural gas fundamentals support increased LNG imports   Largest LNG receiving terminal in North America when complete   Fully-funded construction costs; leading EPC contractors   Focusing on strategic development projects   Strong sponsorship from parent supported by  90% ownership   Experienced management team

5 Sabine Pass LNG 4 Bcf/d Receiving Terminal Sabine Pass Construction Site – November 2007   Land – 853 acres in Cameron Parish, LA   Accessibility – Deep Water Ship Channel – Sabine River Channel dredged to 40 feet   Proximity – 3.7 nautical miles from coast – 22.8 nautical miles from outer buoy   Berthing/Unloading – 2 docks – LNGCs up to 265,000 cm – 4 dedicated tugs   Storage – Phase I: 3 x 160,000 cm (10.1 Bcfe) – Phase II: 2 x 160,000 cm (6.7 Bcfe)   Vaporization – Phase I: 2.6 Bcf/d – Phase II: 1.4 Bcf/d   Potential Pipeline Access (Interstate) – Access to NE, MW, SE, & Mid-Atlantic markets –  14 Bcf/d Within 150 Miles   Regional Market - Strong Gas Demand – Port Arthur, Beaumont, Orange, Lake Charles

6 Sabine Pass Terminal Update November 2007

7 Key Milestones Q3 2008 Expected completion of Phase 1 (2.6 Bcf/d) April 2009 Expected start of Total TUA payments ( $125 million per year) July 2009 Expected start of Chevron TUA payments ( $125 million per year) Q2 2008 Expected start of Cheniere Marketing TUA payments ($5 million per month) 2008 January 2009 Expected start of full Cheniere Marketing TUA payments ( $250 million per year) Q2 2008 Expected start of Phase 1 commercial operation Q3 2009 Expected completion of Phase 2 – Stage 1 (4.0 Bcf/d) 2009 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1

8 Agreements Provide Stable Cash Flows (1) Fees do not vary with the actual quantity of LNG processed; tax reimbursement not included in the fees. (2) No inflation adjustments. (3) Subject to annual inflation adjustment. (4) Subject to terminal completion. (5) Cheniere Marketing TUA payments for 2008 will be $5.0 million per month and will increase to $0.32/MMBtu starting 1/1/09. 20-year Terminal Use Agreements provide visibility for cash distributions. Total LNG Chevron USA Cheniere Marketing Capacity 1.0 Bcf/d 1.0 Bcf/d 2.0 Bcf/d Fees(1) Reservation Fee(2) $0.28/MMBTU $0.28/MMBTU $0.28/MMBTU Opex Fee(3) $0.04/MMBTU $0.04/MMBTU $0.04/MMBTU 2010 Full-Year Revenues  $126 million  $130 million  $256 million Term 20 years 20 years 20 years Guarantor Total S.A. Chevron Corp. Cheniere Guarantor Credit Rating Aa1/AA Aa2/AA NR/B Payment Start Date April 1, 2009(4) July 1, 2009(4) April 1, 2008 (4)(5)

9 Estimated CQP Cash Flow Summary Phase 1 Completed Phase 2 Completed (1) Twelve months ended June 30, 2010. (US$ Millions) For the twelve months ended December 31, 2007e 2008e 2009e 2010e (1) Revenue $0 $48 $415 $511 EBITDA (13) 9 369 461 Cash Received from Sabine Pass 0 0 257 308 Annual Distributions to Unit Holders 34 46 257 281 Reserve Account Balance $66 $22 -- -- Quarterly Cash Distributions per Unit $0.425 $0.425 $0.425 $0.425

10 Target Market Access Midwest Markets Midwest Midwest Markets Markets Northeast Markets Northeast Northeast Markets Markets Southeast Markets Southeast Southeast Markets Markets Gulf Coast Markets Gulf Coast Gulf Coast Markets Markets Mexican Markets Mexican Mexican Markets Markets

11 Development Projects   Fuel Efficiency Projects at Sabine Pass LNG – Waste Heat Recovery and Ambient Air Vaporizers (AAV) – Maximizes plant fuel efficiency – Developed over next few years, expected in-service 2010 – 2011 – Funding from excess cash and financing   Louisiana Natural Gas Header – Proposed pipeline extending from Louisiana to Alabama

12 Louisiana Natural Gas Header Proposed Pipeline   After construction completion it will provide supply diversity – Access to new and existing LNG gas supply in and around Louisiana; nearly 10 Bcf/d regas capacity by 2010 – Access to traditional offshore, onshore and recently developed unconventional supply   Connect to growing Southeast demand markets – Natural gas demand expected to increase driven by electric generation – Incremental natural gas necessary to satisfy new electric generation in Florida alone is estimated at 1Bcf/d    330-mile long proposed interstate pipeline system comprised of both 42-inch and 36-inch diameter pipeline   Expected in-service date as early as mid 2010   Non-binding open season held from November 15 to January 15 to gauge prospective shipper interest

# Louisiana Natural Gas Header



Dequincy
TGC, TETCO, Transco 45, Sempra, Liberty Storage
Tennessee
LIG
TETCO
Transco 65
SONAT
SESH - Lucedale
Tennessee
FGT 11
FGT 9
FGT
Gulf South
Gulfstream
Cheniere
Cheniere Sabine Pass LNG
Johnson Bayou
NGPL, Bridgeline, SW Lateral
Eunice
ANR, TxGas, Egan Storage, Pine Prairie Storage
Dq
Am
Jackson
Baton Rouge
New Orleans
Mobile
Pensacola
Montgomery
Lake Charles
Beaumont
Scale - Approximate
0 20 40 60 miles
Louisiana Natural Gas Header
Creole Trail – Under Construction
Creole Trail – FERC Authorized

14 Cheniere Energy, Inc.

15 Value Drivers Cheniere Marketing Cheniere Marketing Asset Development Asset Development Partnership Interests Partnership Interests Sabine Pass LNG 4.0 Bcf/d LNG Terminal Sabine Pass LNG 4.0 Bcf/d LNG Terminal Cheniere Energy Partners, L.P. AMEX:CQP 91% Interest (GP & LP units) Cheniere Energy Partners, L.P. AMEX:CQP 91% Interest (GP & LP units) Creole Trail LNG Terminal Creole Trail LNG Terminal Creole Trail Pipeline Creole Trail Pipeline Corpus Christi LNG Terminal Corpus Christi LNG Terminal Freeport LNG Development, L.P. (Freeport LNG Terminal) 30% Equity Interest Freeport LNG Development, L.P. (Freeport LNG Terminal) 30% Equity Interest Louisiana Natural Gas Header (Proposed Pipeline) Louisiana Natural Gas Header (Proposed Pipeline)

16 Freeport LNG Development, L.P. Cheniere Energy, Inc. 30% 0.9 0.5 0.15 Capacity Bcf/d  $15 MM Conoco Dow Mitsubishi Est. Annual Distribution to Cheniere Energy, Inc. Sold – Terminal Use Agreement (TUA)  Expect to begin cash distributions in 3rd quarter 2008

# Creole Trail Pipeline



Potential Pipeline Interconnects:
Gulf Coast Markets
Northeast Markets
Southeast Markets
Midwest / Great Lakes Markets
Connects with Henry Hub
Creole Trail – MP 58*
Creole Trail – Phase II
2Q 2008
M.P. 58
Texas Eastern
Trunkline
Tennessee
ANR
Texas Gas
Florida Gas
Transco
Pine Prairie
Energy Center
Gulf South
Transco
Varibus
Egan
Storage
Columbia Gulf
Cypress
Starks
Storage
Liberty
Storage
Targa
Hackberry
Storage
Sabine PL
NGPL
Transco
Bridgeline
Tennessee
Florida Gas
4Q 2007
Henry Hub
Jefferson Island
Storage
CHENIERE
CHENIERE
Sabine Pass LNG Terminal
Phase I – 2Q 2008
Phase II – 2Q 2009
Creole Trail LNG
Terminal
Gulf of Mexico

17

18 Cheniere Marketing Houston London Paris Global Market : Global Organization Maximizing the value of Cheniere’s infrastructure network

# North America Onshore Regasification Capacity By 2010


15.8 Bcf/d North American Atlantic Basin capacity @ 65% utilization = 10.3 Bcf/d
Canaport
Everett
Cove Point
Elba Island
Sabine Pass
Golden Pass
Lake Charles
Freeport
Cameron
Costa Azúl
Altamira
Existing
Under Construction

| Terminal<br>Capacity Holder | Baseload Sendout (MMcf/d) |
|---|---|
| Canaport<br>Irving, Repsol | 1,000 |
| Everett - Suez | 700 |
| Cove Point<br>BP, Statoil, Shell | 1,800 |
| Elba Island<br>BG, Marathon, Shell | 800 |
| Lake Charles - BG | 1,800 |
| Freeport<br>ConocoPhillips, Dow | 1,500 |
| Sabine Pass<br>Total, Chevron, Cheniere | 4,000 |
| Cameron<br>Sempra, ENI | 1,500 |
| Golden Pass<br>ExxonMobil, ConocoPhillips, QP | 2,000 |
| Altamira<br>Shell, Total | 700 |
| Costa Azul<br>Shell, Sempra | 1,000 |
| Total | 16,800 |

Source: Websites of Terminal Owners, Wood Mackenzie Limited, Poten & Partners

19

CHENIERE

20 Next Generation of Terminals Including Some Terminals Under Construction   No ground breaking of a new LNG terminal in the U.S in 2007 – Mobilization of Notice to Proceed to in-service is 48 months - 2012 at earliest   Higher construction costs:   $1 billion for 1 Bcf/d   Utilization constraints: – Operational:  Marine access  Pipeline takeaway  Storage – Market size and access  Affects regional price basis – Seasonality   Estimated Regas hurdle rate for new projects: $0.75 - $1.00 / MMBtu Note: The above are Cheniere’s estimates concerning the construction and utilization of the next generation of LNG terminals

21 Contractual Trends Away from Utilities 0 10 20 30 40 50 Bcf/d 2005 2006 2007 2008 2009 2010 2011 2012 Non-Utility Non-Utility Uncommitted Uncommitted Utility Utility 44% of 2010 LNG supply will seek premium markets Source: Estimates according to Cheniere Research

22 Demand Seasonality  Gas demand is growing in seasonal markets that cannot service their swing with storage  The U.S. Gulf Coast provides a complementary market to baseload European LNG buyers Source: IEA 2006 Demand - Bcf/d 0 5 10 15 20 25 30 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Belgium Spain France UK US GC

23 Gulf Coast is Ideal LNG Destination Pipeline gas supply will compete to push LNG to higher value markets Existing pipelines New pipelines Expansion pipelines Winter LNG Flows Summer LNG Flows

24 1.5 1.5 1.5 1.5 1.8 1.8 1.8 1.6 0.5 0.5 0.5 0.5 2.0 2.0 2.0 2.0 0.4 0.4 0.4 0.4 1.3 2.3 4.9 0.2 0.2 0.2 0.3 9.2 11.7 7.9 6.6 - 2 4 6 8 10 12 2007 2008 2009 2010 Bcf/d Nigeria Yemen Qatar Oman Abu Dhabi Trinidad Norway Eq. Guinea Egypt Algeria Flexible LNG to the Atlantic Basin Flexible LNG to the Atlantic Basin by Producing Country  12 Bcf/d of LNG with access to Atlantic Basin has destination flexibility  Additional volumes could become flexible should the contract parties agree Source: Cheniere Research

25   1 Bcf/d by 2010 – 12 Bcf/d of undecided gas globally   86% of Henry Hub (94% - 65 cents; GdF transaction)   Seek to capture portion of redirect rights – Estimate 30 cargoes annually Cheniere Marketing Strategy Maximize Value of 2 Bcf/d Terminal Capacity Term Contracts: Indexed Purchase Agreements (IPA) Spot Market:   1 Bcf/d portion   Seek to capture arbitrage value of HH vs NBP   LNG Gateway:   60 to 100 cargoes annually Note: The above outlines the current strategy of Cheniere Marketing, which is subject to change. Please refer to Page 2 of this presentation.

26 Conclusion   Stable, 20-year cash flows under take-or-pay contracts   Strong natural gas fundamentals support increased LNG imports   Largest LNG receiving terminal in North America when complete   Fully-funded construction costs; leading EPC contractors   Focusing on strategic development projects   Strong sponsorship from parent supported by  90% ownership   Experienced management team